SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 18, 2003
                                  ---------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------












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Item 5.   OTHER EVENTS

            On March 18, 2003, DIRECTV Latin America, LLC, a 75 percent owned subsidiary of Hughes Electronics Corporation (Hughes), a wholly owned subsidiary of General Motors Corporation (GM), announced its filing of a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. A copy of the press release relating to such announcement, dated March 18, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            In addition, DIRECTV Latin America, LLC announced the retirement of Kevin N. McGrath as chairman and the appointment of Larry N. Chapman as its president and chief operating officer. A copy of the press release relating to such announcement, dated March 18, 2003, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

99.1              Press Release dated March 18, 2003.

99.2              Press Release dated March 18, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    March 19, 2003
        ---------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)